Exhibit 99.1

Contact:

Brian E. Powers, President and Chief Executive Officer

CRAWFORD UNITED CORPORATION

10514 Dupont Avenue, Suite 200

Cleveland, Ohio 44108

216-243-2449

April 4, 2023
FOR IMMEDIATE RELEASE

Crawford United Corporation Announces Appointment of CFO

CLEVELAND, OHIO, April 4, 2023 – Crawford United Corporation (OTC: CRAWA), a growth-oriented holding company serving diverse markets, today announced the appointment of Jeff Salay as Vice President and Chief Financial Officer effective May 1, 2023.

Mr. Salay joins Crawford United from Diebold Nixdorf, Incorporated, where he served as Chief Accounting Officer. Prior to that, he was Senior Assurance Manager with Ernst & Young LLP. Mr. Salay began his career with KPMG LLP. He is a licensed Certified Public Accountant in Ohio and is a graduate of Ohio Northern University.

Brian Powers, Chairman and CEO, commented, “Jeff is a seasoned financial executive with a strong background in public company finance and public accounting. We believe that he is particularly well-equipped to work with our executive team and Board as we continue to execute our plans for growth.”

About Crawford United Corporation. Crawford United Corporation is a growth-oriented holding company providing specialty industrial products to diverse markets, including healthcare, education, aerospace, defense, and transportation. The company currently operates two business segments. The Commercial Air Handling Equipment segment is a leader in designing, manufacturing, and installing highly customized, large-scale commercial, institutional, and industrial air handling solutions, primarily for hospitals and universities. The Industrial & Transportation Products segment provides highly complex precision components to customers in the aerospace and defense industries, as well as a full line of branded metal, silicone, plastic, rubber, hydraulic, marine and fuel hose products. For more information, go to www.crawfordunited.com.

Information about Forward Looking Statements. This press release contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements made regarding the company’s future results. Generally, these statements can be identified by the use of words such as “guidance,” “outlook,” “believes,” “estimates,” “anticipates,” “expects,” “forecasts,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements, or other statements made by the Company, are made based upon management’s expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors (including, but not limited to, those specified below) which are difficult to predict and, in many instances, are beyond the control of the Company. As a result, actual results of the Company could differ materially from those expressed in or implied by such forward looking statements. These uncertainties and factors include the Company’s ability to successfully integrate acquisitions, and manage the larger operations of the combined businesses, the Company’s dependence upon a limited number of customers in the aerospace industry, the highly competitive industry in which the Company operates, which includes several competitors with greater financial resources and larger sales organizations, the Company’s ability to capitalize on market opportunities in certain sectors, the Company’s ability to obtain cost effective financing and the Company’s ability to satisfy obligations under its financing arrangements, shortages in supply or increased costs of freight, labor or necessary products, components or raw materials, the moderation of the adverse effects of the COVID-19 pandemic, the resumption of operations by the Company’s customers, loosening of public health restrictions, or any reimposed restrictions or tightening of public health restrictions which could impact the demand for the Company’s products , general economic uncertainty in key global markets and a worsening of global economic conditions, including slow economic growth or recession, inflation, currency and credit market volatility, reduced capital expenditures and changes in government trade, fiscal, tax and monetary policies and adverse effects from evolving geopolitical conditions, such as the military conflict in Ukraine, as well as the risks described from time to time in the Company’s reports as filed with the Securities and Exchange Commission. Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Brian E. Powers

President & CEO

216-243-2449

bpowers@crawfordunited.com

“Crawford United has a great future behind it.”